STOCK SUBSCRIPTION AGREEMENT


                                 By and Between


                                  MERISEL, INC.

                                       and

                     PHOENIX ACQUISITION COMPANY II, L.L.C.





                            Dated as of June 2, 2000









PAGE>




                          STOCK SUBSCRIPTION AGREEMENT

STOCK SUBSCRIPTION AGREEMENT (the "Agreement"), dated as of June 2, 2000, by and between Merisel, Inc. a Delaware corporation (the "Company"), and Phoenix Acquisition Company II, L.L.C., a Delaware limited liability company (the "Investor").
                             W I T N E S S E T H:

WHEREAS, the board of directors of the Company has determined that it is desirable and in the best interests of the Company (i) to create and authorize 300,000 shares of Convertible Preferred Stock, par value $.01 per share, of the Company (the "Convertible Preferred Stock") out of the 1,000,000 authorized shares of preferred stock of the Company (the "Preferred Stock") and (ii) to issue and sell to the Investor an aggregate of 150,000 shares of the Convertible Preferred Stock for a purchase price of $15,000,000 (the "Purchase Price") to be paid by the Investor to the Company;

WHEREAS, capitalized terms used in this Agreement and not otherwise defined shall have the meanings ascribed to them in Article I hereof;

NOW, THEREFORE, in order to implement the foregoing and in consideration of the mutual representations, warranties, covenants and agreements contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:


                                    ARTICLE 1

                                   DEFINITIONS

As used in this Agreement, the following terms shall have the meanings ascribed to them below:

Affiliate. The term "Affiliate" shall mean, with respect to any specified Person, any other Person, directly or indirectly, controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control," when used with respect to any Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

Closing. The term "Closing" shall have the meaning specified in Section 2.2 hereof.

Closing  Date.  The term  "Closing  Date"  shall have the meaning  specified  in
Section 2.2 hereof.

Common Stock. The term "Common Stock" shall mean any shares of common stock of the Company, par value $.01 per share.

Conversion Shares. Theterm "Conversion Shares" shall mean the Common Stock or other securities issuable upon conversion of the Securities.

ERISA. The term "ERISA" shall mean the federal Employee Retirement Income Security Act of 1974 or any successor statute, and the rules and regulations thereunder.

Exchange Act. The term "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute then in effect, and a reference to a particular section thereof shall be deemed to include a reference to the comparable section, if any, of such similar federal statute.

Indenture. The term "Indenture" shall mean the indenture, dated as of October 15, 1994, pursuant to which the Notes were issued.

Notes. The term "Notes" shall mean the $125,000,000 aggregate principal amount of 12-% Senior Notes due 2004 of the Company.

Person. The term "Person" shall mean any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

Rule 144. The term "Rule 144" shall have the meaning specified in Section 3.3 hereof.

Securities. The term "Securities" shall mean the Convertible Preferred Stock with the rights, privileges and preferences substantially as set forth in Exhibit A to this Agreement.

Securities Act. The term "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute then in effect, and a reference to a particular section thereof shall be deemed to include a reference to the comparable section, if any, of any such similar federal statute.

Shares. The term "Shares" shall mean any shares of Common Stock, including, without limitation, all shares of Common Stock issued in connection with any employee benefit plan of the Company or its subsidiaries.

                                    ARTICLE 2

                   SUBSCRIPTION FOR AND ISSUANCE OF SECURITIES

Section 2.1 Subscription for and Issuance of Securities. Pursuant to the terms and subject to the conditions set forth in this Agreement, the Investor, hereby subscribes for and agrees to purchase and the Company hereby agrees to issue and sell to the Investor on the Closing Date, the Securities at the Purchase Price.

Section 2.2 The Closing. The closing (the "Closing") of the transactions contemplated by this Article II shall take place at the executive offices of the Company at 200 Continental Boulevard, El Segundo, California, 90245, or at such other place as shall be agreed to by the Company and the Investor. The date of such Closing is June 15, 2000 or such other date as the parties agree upon, hereinafter referred to as the "Closing Date."

(a) At the Closing, the Company shall deliver to the Investor, against delivery of the Purchase Price, duly issued certificates representing the Securities.

(b) At the Closing, the Investor shall deliver to the Company, against delivery to the Investor of certificates representing the Securities to be purchased by the Investor, cash in the amount equal to the Purchase Price by wire transfer of immediately available funds to the account of the Company designated by it to the Purchaser at least three days prior to the Closing Date.

Section 2.3 Representations and Warranties of the Investor. The Investor represents and warrants to the Company as follows:

(a) the Investor has full right, power and authority to execute and deliver this Agreement, and to perform the Investor's obligations hereunder, and this Agreement has been duly authorized, executed and delivered by the Investor and, assuming due authorization, execution and delivery by the Company, is valid, binding and enforceable against the Investor in accordance with its terms; and

(b) none of the execution, delivery and performance of this Agreement by the Investor will conflict with or result in any material breach of any terms or provisions of, or constitute a default under, any material contract, agreement or instrument to which the Investor is a party or by which the Investor is bound.

Section2.4 Representations and Warranties of the Company. The Company represents and warrants to the Investor as follows:

(a) the Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and the Company has delivered to the Investor a full an d current copy of its Restated Certificate of Incorporation and its By-Laws;

(b) the Company has full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder, and this Agreement has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the Purchaser, is valid, binding and enforceable against the Company in accordance with its terms; and no consent, approval, authorization or order of, or filing with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement;

(c) the Securities to be issued to the Investor pursuant to this Agreement have been duly authorized and will be validly issued, fully paid and nonassessable. The Conversion Shares issuable upon conversion of the Securities have been duly and validly reserved for issuance, and upon issuance in accordance with the Company's Restated Certificate of Incorporation, shall be duly authorized and validly issued, fully paid and nonassessable;

(d) none of the execution, deliverance and performance of this Agreement by the Company will conflict with the Company's Restated Certificate of Incorporation or By-Laws or result in any material breach of any terms or provisions of, or constitute a default under, any material contract, agreement or instrument to which the Company is a party or by which the Company is bound;

(e) the issuance by the Company of the Securities pursuant to this Agreement, and, upon the conversion of the Securities, the Conversion Shares, will not violate any state securities or "blue sky" laws;

(f) after giving effect to the transactions contemplated by this Agreement, the authorized capital stock of the Company will consist of 150,000,000 authorized Shares and 1,000,000 shares of Preferred Stock, of which 80,309,046 Shares are issued and outstanding as of May 31, 2000. All of the outstanding Securities, and, upon the conversion thereof, the Conversion Shares, will be duly authorized, and upon the issuance thereof will be validly issued, fully paid and nonassessable and shall be free and clear of all liens, claims, options, charges or other security interests or encumbrances.

(g) except for options issued under the Company's stock option plans, (x) the Company has no outstanding securities convertible into or exchangeable for any shares of capital stock, (y) the Company has no outstanding rights or options for the purchase of, or agreements providing for the issue (contingent or otherwise) of, or calls, commitments or claims of any character relating to, any capital stock of the Company or any stock or securities convertible into or exchangeable for such capital stock and (z) the Company is not subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of capital stock or any convertible securities, rights or options of the type described in the foregoing clause (x) or (y).

(h) Subject to the accuracy of Investor's representation in Section 3.6, the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not involve any prohibited transaction within the meaning of ERISA; and

(i) the Company is primarily engaged, through a majority owned subsidiary or subsidiaries, in the production or sale of a product.

Section 2.5 Agreements of the Company. The Company agrees with the Investor as follows:

(a) the Company shall take all actions necessary to maintain its status as an Operating Company and not to cause any of its assets or those of its subsidiaries to be deemed Plan Assets with respect to the Company;

(b) the Company shall furnish to the Investor upon request a copy of the annual audited financial statements of the Company and quarterly unaudited financial statements of the Company in each case accompanied by management's discussion and analysis of financial condition and results of operations prepared in accordance with Item 303 of Regulation S-K promulgated under the Securities Act or any comparable successor regulation; provided that, so long as the Company files reports under the Exchange Act, delivery of such reports of the Company on Form l0-K and Form l0-Q shall satisfy the provisions of this Section 2.5(b);

(c) the Company shall at all times preserve and keep in full force and effect its corporate existence.

Section 2.6 Agreements of the Parties. The parties shall amend the Registration Rights Agreement, made and entered into the 19th day of September, 1997, by and among the Company, Merisel Americas, Inc., a Delaware corporation and wholly owned subsidiary of the Company, and the Investor to include the Conversion Shares in the definition of "Registrable Shares" so as to provide the registration rights set forth in such Registration Rights Agreement for the Common Stock and to provide for registration rights for the Convertible Preferred Stock.

Section 2.7 Survival of Covenants. All covenants, agreements, representations and warranties made herein or in any other document referred to herein or delivered to a party pursuant hereto or in connection herewith shall survive the execution and delivery to such party of this Agreement and the Closing hereunder

                                    ARTICLE 3

                   INVESTMENT REPRESENTATIONS OF THE INVESTOR

Section 3.1 Investment Intention; No Resales. The Investor represents and warrants that it is acquiring the Securities and, upon conversion thereof, the Conversion Shares, for investment, solely for its own account and not with a view to, or for resale in connection with, the distribution or other disposition thereof or with any present intention of distributing or reselling any Securities and Conversion Shares, except for such distributions and dispositions effected in compliance with the Securities Act and the rules and regulations thereunder and all applicable state securities, or "blue sky," laws, The Investor agrees and acknowledges that it will not, directly or indirectly, offer, transfer, sell, assign, pledge, hypothecate or otherwise dispose of any Securities and Conversion Shares, or solicit any offers to purchase or otherwise acquire or take a pledge of any Securities and Conversion Shares, other than transfers, sales, assignments, pledges, hypothecations or other dispositions explicitly effected in compliance with the Securities Act and the rules and regulations thereunder.

Section 3.2 Legend. (a) Each certificate representing Securities and Conversion Shares shall bear the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE DISPOSED OF OR TRANSFERRED UNLESS REGISTERED UNDER SUCH ACT OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. IN THE CASE OF A TRANSFER OTHER THAN PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, THE HOLDER SHALL PROVIDE TO THE ISSUER HEREOF AN OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLY SATISFACTORY TO THE ISSUER AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

(b) In the event that any Securities or Conversion Shares shall cease to be restricted, the Company shall, upon the written request of the Investor, issue to the Investor a new certificate evidencing such securities without the legend required by Section 3.2(a) endorsed thereon. Before issuing a new certificate omitting the legend set forth in Section 3.2(a), the Company may request an opinion of counsel reasonably satisfactory to it to the effect that the restrictions discussed in the legend to be omitted no longer apply to the securities represented by such certificate.

Section 3.3 Stock Unregistered. The Investor acknowledges and represents that it has been advised that (a) the Securities and Conversion Shares have not been registered under the Securities Act; (b) if and when any of the Securities and Conversion Shares may be disposed of without registration in reliance on Rule 144 promulgated under the Securities Act ("Rule 144"), such disposition may be made only in limited amounts in accordance with the terms and conditions of such Rule; (c) if the Rule 144 exemption is not available, the public offer or sale of Securities and Conversion Shares without registration will require the availability of an exemption under the Securities Act;

(d) the restrictive legend in the form set forth in Section 3.2 hereof shall be placed on the certificates representing the Securities and Conversion Shares; and (e) a notation shall be made in the appropriate records of the Company indicating that the Securities and Conversion Shares are subject to restrictions on transfer and, if the Company should at some time in the future engage the services of a securities transfer agent in connection with any of the Securities and Conversion Shares, appropriate stop-transfer instructions will be issued to such transfer agent with respect to such Securities and Conversion Shares.

Section 3.4 Rule 144. If any Securities and Conversion Shares are disposed of in accordance with Rule 144 or any similar or successor rule or regulation, the Investor shall deliver to the Company at or prior to the time of such disposition an executed copy of Form 144 (if required by Rule 144) or of such other form or forms required by any such similar or successor rule or regulation and such other documentation as the Company may reasonably require in connection with such disposition. Notwithstanding anything to the contrary contained in this Section 3.4, the Company may deregister any of its securities under Section 12 of the Exchange Act if it is then permitted to do so pursuant to the Exchange Act and the rules and regulations in effect thereunder.

Section 3.5 Additional Investment Representations. The Investor represents and warrants that (a) the Investor is an "Accredited Investor," as such term is defined in Regulation D of the Securities Act; (b) the Investor's financial situation is such that it can afford to bear the economic risk of holding the Securities and Conversion Shares for an indefinite period of time and suffer complete loss of its investment in the Securities and Conversion Shares; (c) the Investor's knowledge and experience in financial and business matters are such that it is capable of evaluating the merits and risks of its investment in the Securities and Conversion Shares; (d) in making the decision to invest in the
Securities and Conversion Shares hereunder, the Investor has relied upon independent investigations made by the Investor and, to the extent believed by the Investor to be appropriate, its representatives, including its own professional, tax and other advisors; and (e) the Investor and the Investor's representatives have been given the opportunity to examine all documents and to ask questions of, and to receive answers from, the Company and its representatives  concerning  the terms and  conditions of the  investment in the
Securities and Conversion Shares, and other than set forth herein no representations have been made to the Investor or the Investor's representatives concerning the Securities and Conversion Shares, the Company, its subsidiaries, their business or prospects or other matters.

Section 3.6 ERISA. Investor represents either that (i) no part of the assets to be used to purchase the Convertible Preferred Stock to be purchased by Investor constitutes assets of any employee benefit plan (as defined in Section 3(3) of ERISA) subject to Title I of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended, (the "Code") or (ii) part of the assets to be used to purchase the Convertible Preferred Stock to be purchased by Investor constitutes assets of one or more employee benefit plans subject to Title I of ERISA or
Section 4975 of the Code and that use of such assets to purchase the Convertible Preferred Stock will not constitute, cause or result in the occurrence of a non-exempt prohibited transaction under ERISA or the Code by reason of the application of a statutory or administrative exemption.

                                    ARTICLE 4

                                  MISCELLANEOUS

Section 4.1 Binding Effect. The provisions of this Agreement shall be binding upon the parties hereto and their respective heirs, legal representatives, successors and assigns.

Section 4.2 Recapitalizations, Exchanges, Etc. Affecting Securities. The provisions of this Agreement regarding Securities and Conversion Shares shall apply to any and all shares of capital stock of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets, reorganization or otherwise) which may be issued in respect of, in exchange for, or in substitution of any of the Securities and Conversion Shares by reason of any stock dividend, stock split, stock issuance, reverse stock split, combination, recapitalization, reclassification, merger, consolidation or otherwise. Subject only to the provisions of the preceding sentence, nothing contained in this Agreement shall prohibit or restrict the Company from taking any corporate action, including, without limitation, declaring any dividend (whether in cash or stock) or engaging in any corporate transaction of any kind, including, without limitation, any merger, consolidation, liquidation or sale of assets.

Section 4.3 Waiver and Amendment. Any party hereto may waive its rights under this Agreement at any time. Any agreement on the part of any such party to any such waiver shall be valid only if set forth in an instrument in writing signed by such party. This Agreement may be amended only by a written instrument signed by the Company and the Investor.

Section 4.4 Notices. All notices and other communications provided for herein shall be dated and in writing and shall be deemed to have been duly given when delivered, if delivered personally, or when deposited in the mail if sent by registered or certified mail, return receipt requested, postage prepaid and when received if delivered otherwise, to the party to whom it is directed:

(a)                        If to the Company, to it at the following address:

                           Merisel, Inc.
                           200 Continental Boulevard
                           El Segundo, CA 90245
                           Attention:  Dwight A. Steffensen
                           Telecopier:  (310) 615-1234

                  with a copy to:

                           Skadden, Arps, Slate, Meagher & Flom LLP
                           300 South Grand Avenue, Suite 3400
                           Los Angeles, CA 90071
                           Attention:  Joseph J. Giunta
                           Telecopier:  (213) 687-5600

(b)                        If to the Investor, to it at the following address:

                           Stonington Partners, Inc.
                           767 Fifth Avenue
                           48th Floor
                           New York, New York 10153
                           Attention:  Albert J. Fitzgibbons III
                           Telecopier:  (213) 339-8585

                  with a copy to:

                           Shearman & Sterling
                           599 Lexington Avenue
                           New York, New York 10022
                           Attention: Clare O'Brien, Esq.
                           Telecopier:  (212) 848-7179

or at such other address as the parties hereto shall have specified by notice in writing to the other parties.

Section 4.5 Applicable Law. The laws of the State of New York shall govern the interpretation, validity and performance of the terms of this Agreement, regardless of the law that might be applied under principles of conflicts of law.

Section 4.6 Integration. This Agreement and the documents referred to herein or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter.

Section 4.7 The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of terms contained herein. Unless the context of this Agreement otherwise requires, (i) words of any gender shall be deemed to include each other gender; (ii) words using the singular or plural number shall also include the plural or singular number, respectively; and (iii) references to "hereof," "herein," "hereby" and similar terms shall refer to this entire Agreement.

Section 4.8 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

Section 4.9 Expenses. The Company agrees to pay, on demand, the following expenses: (i) payment by wire transfer of the reasonable fees and expenses of Shearman & Sterling, special counsel to the Investor, arising in connection with the preparation, negotiation and execution of this Agreement and the consummation of the transactions contemplated hereby and (ii) all expenses
(including reasonable attorneys' fees and expenses) in connection with any amendment or waiver (whether or not the same become effective) of this Agreement.

Section 4.10 Severability. In the event that any one or more of the provisions, paragraphs, words, clauses, phrases or sentences contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision, paragraph, word, clause, phrase or sentence in every other respect and of the other remaining provisions, paragraphs, words, clauses, phrases or sentences hereof shall not be in any way impaired, it being intended that all rights, powers and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

Section 4.11 Further Assurances. The parties hereto shall from time to time execute and deliver all such further documents and do all acts and things as the other party may reasonably require to effectively carry out or better evidence or perfect the full intent and meaning of this Agreement.

Section 4.12 Waiver of Jury Trial. Each of the Company and the Investor hereby irrevocably waives all right to a trial by jury in any action, proceeding or counterclaim, arising out of or relating to this Agreement or the transactions contemplated hereby.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                        MERISEL,  INC.




                        ______________________________________________________
                        By: Name:  Dwight A. Steffensen
                        Title:  Chief Executive  Officer


                        PHOENIX ACQUISITION COMPANY II, L.L.C.




                        ______________________________________________________
                        By: STONINGTON CAPITAL  APPRECIATION 1994
                            FUND, L.P., its sole member


                        ______________________________________________________
                        By: STONINGTON PARTNERS,  L.P., its general partner


                        ______________________________________________________
                        By: STONINGTON PARTNERS, INC., II, its general partner


                        ______________________________________________________
                        By: Name: Albert J. Fitgibbons III Title: Partner